UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 18, 2001   (January 18, 2001)

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission	(IRS Employer

	File Number)	Identification No.)

UNION PLANTERS ADMINISTRATIVE CENTER
7130 GOODLETT FARMS PARKWAY
MEMPHIS, TENNESSEE 38018

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

Fourth Quarter and Full Year 2000 Earnings Release

      On January 18, 2001, Union Planters Corporation announced operating results for the three and twelve months ended December 31, 2000. A copy of the Company’s press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

      C. Exhibits

99.1	Union Planters Corporation Press Release dated January 18, 2001 announcing operating results for the three and twelve months ended December 31, 2000

99.2	Fourth Quarter and Full Year 2000 Unaudited Supplemental Financial Information

99.3	Unaudited Analyst Information

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation

Registrant

Date:	January 18, 2001	/s/ Bobby L. Doxey

Bobby L. Doxey

Senior Executive Vice President, Chief

Financial Officer, and Chief Accounting Officer

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